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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): November 4, 2003



                              THOR INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                         1-9235                 93-0768752
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            419 WEST PIKE STREET,                          45334-0629
            JACKSON CENTER, OHIO                           (Zip Code)
   (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (937) 596-6849



             (Former name or address, if changed since last report)


                                       N/A
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit Number    Description
               --------------    ---------------------------------------------

               99.1 Copy of press release, dated November 4, 2003, issued by Thor Industries, Inc.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On November 4, 2003, Thor Industries, Inc. (the "Company") issued a press release announcing preliminary sales for the quarter ended October 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1.

          In accordance with general instruction B.6 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THOR INDUSTRIES, INC.



Date: November 5, 2003                     By: /s/ Walter Bennett
                                               ---------------------------------
                                           Name: Walter Bennett
                                           Title: Senior Vice President

























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                                  EXHIBIT INDEX


       EXHIBIT
       NUMBER        DESCRIPTION
       ------        --------------------------------------------------------

       99.1 Copy of press release, dated November 4, 2003, issued by the Company